Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Alicia B. Derrah, Chief Financial Officer and principal financial officer of Man Investments (USA) Corp., the Managing Member of Man-AHL 130, LLC (the “Man-AHL 130”), do hereby certify that:

1.  I have reviewed this annual report on Form 10-K of Man-AHL 130;

2.  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.  Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Man-AHL 130 as of, and for, the periods presented in this annual report;

4. Man-AHL 130's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Man-AHL 130 and have:

  (a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Man-AHL 130, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

  (b) evaluated the effectiveness of Man-AHL 130's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  (c) disclosed in this report any change in Man-AHL 130’s internal control over financial reporting that occurred during Man-AHL 130’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Man-AHL 130’s internal control over financial reporting.

5.  Man-AHL 130’s other certifying officers and I have disclosed, based on our most recent evaluation of  internal control over financial reporting, to Man-AHL 130's auditors and the audit committee of Man-AHL 130's board of directors (or persons performing the equivalent functions):

  (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Man-AHL 130's ability to record, process, summarize and report financial information; and

  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Man-AHL 130's internal control over financial reporting.

By:  /s/ Alicia B. Derrah

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Alicia B. Derrah
Chief Financial Officer
June 29, 2007